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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 5, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-19557                   36-3777824
----------------------------       ----------------          -------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 5, 2005, Salton, Inc. (the "Company") entered into a Support Agreement with Angelo, Gordon & Co., L.P. ("AG&C"), as discretionary investment manager for and on behalf of certain investment funds and accounts which beneficially own approximately 33% of the Company's 10-3/4% Senior Subordinated Notes Due 2005 (the "Existing 2005 Notes"), with respect to a private debt exchange offer (the "Exchange Offer") by the Company to holders of Salton's Existing 2005 Notes and 12-1/4% Senior Subordinated Notes Due 2008 (the "Existing 2008 Notes", and together with the Existing 2005 Notes, the "Existing Notes") upon the terms set forth in the Support Agreement and summarized in the press release attached hereto as Exhibit 99.2. Capitalized terms used and not defined below shall have the meanings ascribed to them in the Support Agreement, a copy of which is attached hereto as Exhibit 99.1.

         Under the terms of the Support Agreement the Company agreed to use commercially reasonable best efforts to complete the Exchange Offer prior to August 15, 2005, and AG&C agreed: (1) to tender their Existing Notes in the Exchange Offer; (2) not to withdraw, revoke or modify or propose to publicly withdraw, revoke or modify the tender of its Existing Notes; (3) to grant its consent to the Consent Solicitation and to agree to the indenture amendments;
(4) not to transfer any of its Existing Notes unless the transferee is made aware that such Existing Notes are subject to the Support Agreement and such transferee agrees to be bound by the terms of the Support Agreement; (5) to not vote for, consent to, formulate, participate in the formulation of, or solicit or encourage others to formulate any other tender offer, settlement offer, or exchange offer for the Existing Notes, other than the Exchange Offer; and (6) to not object to, nor otherwise commence any proceeding to oppose, the Exchange Offer, and to not take any action that is materially inconsistent with, nor that would unreasonably delay the consummation of, the Exchange Offer.

         The Company has agreed under the Support Agreement not to accept any Existing Notes tendered in the Exchange Offer until the satisfaction of the following conditions: (1) validly tendered and not withdrawn not less than 60% in the aggregate principal amount due at maturity of the 2005 Notes outstanding on the date of the expiration of the Exchange Offer; (2) the preparation of and, as appropriate, the dissemination of documentation, in form and substance reasonably satisfactory to the holders of a majority in outstanding principal amount of Existing Notes, necessary to implement the Exchange Offer and the transactions contemplated by the Support Agreement; (3) the Supplemental Indenture shall have become effective; (4) the certificate of designation of the Series C Preferred shall have been filed with the Delaware Secretary of State;
(5) a new independent director designated in writing by the noteholders and reasonably acceptable to the existing board of directors of the Company shall be added to the board of directors of the Company; (6) the Senior Credit Agreement Amendment has become effective; (7) execution and delivery of the Second Lien Credit Agreement; (8) the preparation and dissemination of offering materials in connection with the Exchange Offer; (9) execution and delivery of the Intercreditor Agreement; (10) execution and delivery of the Registration Rights Agreement; (11) execution and delivery of the Second Lien Security Documents;
(12) there shall not have been any action taken, or any statute, rule, regulation, judgment, order, stay, decree or injunction promulgated, enacted, entered, enforced with respect to the Exchange Offer, the exchange of Existing Notes for the applicable consideration pursuant to the Exchange Offer, the Consent Solicitation or the Proposed 2005 Indenture Amendments by or


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before any court or governmental regulatory or administrative agency or authority, tribunal, which prohibits the making of the Exchange Offer, the Consent Solicitation, the Proposed 2005 Indenture Amendments or the exchange of Existing Notes for the applicable Consideration or would, directly or indirectly, prohibit, prevent, restrict or delay consummation of, or would otherwise adversely affect in any material manner, the Exchange Offer, the Consent Solicitation, the Proposed 2005 Indenture Amendments or the exchange of Existing Notes for the applicable; and (13) there has not been any "material adverse change" (as defined in the Support Agreement).

         The Support Agreement will terminate and expire upon the earliest to occur of: (1) by mutual agreement of the parties to the Support Agreement; (2) the termination or expiration of the Exchange Offer without the Company's acceptance of any Existing Notes tendered; provided that, the Company, however, may, in its sole discretion, extend the Exchange Offer until any date on or prior to September 1, 2005; (3) any court of competent jurisdiction or other competent governmental or regulatory authority issuing a final and non-appealable order making illegal or otherwise restricting, preventing or prohibiting the Exchange Offer in a way that cannot be reasonably remedied by the Company; (4) September 1, 2005, if the Exchange Offer has not been consummated by such date; (5) a material alteration by the Company of the economic terms of the Exchange Offer; and (6) the delivery by the holders party to the Support Agreement to the Company, or by the Company to such holders, of written notice of termination due to the occurrence of a Material Adverse Change.

         A copy of the Support Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.01 REGULATION FD DISCLOSURE.

         On July 5, 2005, the Company announced that it has commenced the Exchange Offer for the Existing Notes. The Exchange Offer will expire at midnight, New York City time, on Tuesday, August 2, 2005, unless extended or earlier terminated by the Company. A summary of the terms of the exchange offer is contained in the press release attached hereto as Exhibit 99.2 (which is incorporated by reference herein.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

            99.1 Support Agreement dated July 5, 2005 by and between Salton, Inc. and Angelo, Gordon & Co., L.P.

            99.2  Press Release issued by Salton, Inc. dated July 5, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2005

                                          SALTON, INC.


                                          /s/ WILLIAM B. RUE
                                          ----------------------------------
                                          William B. Rue
                                          President and Chief Operating Officer
                                          and Director



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                                  EXHIBIT INDEX






EXHIBIT
  NO.                              DESCRIPTION
-------                            -----------
99.1     Support Agreement dated July 5, 2005 by and between Salton, Inc. and
         Angelo, Gordon & Co., L.P.

99.2     Press Release issued by Salton, Inc. dated July 5, 2005.